UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Liberated Syndication, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

Registration Rights Agreement Update

As previously disclosed, on March 29, 2021, Liberated Syndication, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) between the Company and certain Purchasers named therein pursuant to which the Company sold to the Purchasers, in a private placement pursuant to Section 4(a)(2) and Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), 6,633,338 shares of common stock. At the closing on June 3, 2021, the Company received gross proceeds of $24,875,000.

Also, as previously disclosed, on June 3, 2021, under the SPA, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to file a registration statement covering all registrable securities no later than August 16, 2021 (the “Filing Deadline”) and use its commercially reasonable efforts to cause such registration statement to become effective on or as soon as practicable after its filing but no later than December 15, 2021 (the “Effectiveness Deadline”). Pursuant to the Registration Rights Agreement, the Company’s failure to file such registration statement, have such registration statement declared effective or maintain such registration statement’s effectiveness is subject to a penalty equal to 1% of the purchase price of the shares per month that the registration statement has not been filed starting on the Filing Deadline, and 1% of the purchase price of the shares per month that the registration statement has not been declared effective, starting on the Effectiveness Deadline. In no case is the Company liable to Purchasers in any month or 30 day period for more than 2% of the purchase price.

On August 19, 2021, the Company paid approximately $147,000 to certain Purchasers as a penalty under the Registration Rights Agreement. The other Purchasers waived the penalty payment in August 2021, including Camac Fund LP, which is affiliated with Eric Shahinian, a member of the Company’s Board of Directors, and Bradley Tirpak, a member of the Company’s Board of Directors and Chairman of the Board, both of which are Purchasers. There is no assurance that the Purchasers will continue to waive the penalties.

The Company cannot file the registration statement required under the Registration Rights Agreement until it has filed with the SEC:

●
Amended Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q containing:
o
Consolidated Balance Sheet as of December 31, 2018, the Consolidated Statement of Operations for the year ended December 31, 2018, the Statement of Stockholders’ Equity for the year ended December 31, 2018, and the Consolidated Statement of Cash Flows for the year ended December 31, 2018;
o
The related interim financial statements for the first three quarters of 2018;
o
Consolidated Balance Sheet as of December 31, 2019, the Consolidated Statement of Operations for the year ended December 31, 2019, the Statement of Stockholders’ Equity for the year ended December 31, 2019, and the Consolidated Statement of Cash Flows for the year ended December 31, 2019; and
o
The related interim financial statements for the first three quarters of 2019 and 2020;
●
Annual Report on Form 10-K for the year ended December 31, 2020;
●
Quarterly Reports on Form 10-Q for each applicable quarter of 2021; and
●
Amended Current Report on Form 8-K/A containing the historical and pro forma financial information relating to its acquisition of AdvertiseCast, LLC in June 2021 (the foregoing filings, collectively, the “Outstanding Exchange Act Reports”).

The Company is working toward completing and filing the Outstanding Exchange Act Reports and filing the registration statement as soon as possible; however, the Company does not anticipate it will occur before December 1, 2021.

Rule 15c2-11

The Company’s common stock is currently quoted and traded on the over-the-counter market (the “OTC market”) in the Pink Open® Market (the “Pink Market”). On September 28, 2021, amendments to Rule 15c2-11 under the Securities Exchange Act of 1934 (the “Exchange Act”) are expected to become effective. Generally, the amendments will impose restrictions on a broker-dealer’s ability to publish or submit securities quotations for companies whose securities are traded on the OTC market that are not current in the filing of their Exchange Act reports. More specifically, the amendment mandates that investors have access to the current and publicly available information of issuers whose securities trade on the OTC market, and it further requires broker-dealers to confirm that certain information about the issuer and its security is current and publicly available before quoting that security.

Because the Company believes that the Outstanding Exchange Act Reports will not be filed before September 28, 2021, it is expected that the Company’s common stock quotes will be removed from the Pink Market following that date until the Company complies with the current public information requirement under Rule 15c2-11. If the Company’s common stock quotes are removed from the Pink Market, it may still be traded in the OTC Expert Market (the “Expert Market”). The Expert Market does not allow market makers to post bid and offer prices and sizes, but market makers are required to report trades and last sale prices and trading volume are reported publicly. It may be difficult for investors to sell their shares of the Company’s common stock at a price that is attractive or at all. In addition, an inactive market may impair the Company’s ability to raise capital by selling shares and may impair the Company’s ability to acquire other companies or technologies by using its shares as consideration, which, in turn, could adversely affect our business. The Company intends to seek to have its quotations and trading in its common stock restored to the Pink Market, or a higher OTC market tier, promptly following the filing of the Outstanding Exchange Act Reports. For more information on the OTC market and trade reporting, please visit www.otcmarkets.com.

Investor Presentation

The Company is furnishing as Exhibit 99.1 a presentation to be used by the Company during investor meetings.

The information in this Item 7.01 and Exhibit 99.1 attached hereto (i) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and (ii) shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Item 7.01, including Exhibit 99.1, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Investor Presentation dated August 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: August 23, 2021	By:	/s/ Laurie Ann Sims
Name: Laurie Ann Sims Title: President and COO